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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 29, 2007
                                                  ----------------


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-19974                   33-0022692
           --------                    -------                   ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)

951 Calle Amanecer, San Clemente, California                       92673
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  (Address of principal executive offices)                       (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02      Results of Operations and Financial Condition
               ---------------------------------------------

               ICU Medical, Inc. announced its earnings for the fourth quarter and year-end 2006.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

        (c)    Exhibits

        99.1 Press release, dated January 29, 2008 announcing ICU Medical, Inc.'s fourth quarter and year-end 2006 earnings.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 29, 2007

                                              ICU MEDICAL, INC.


                                              s/ Francis J. O'Brien
                                              ---------------------
                                              Francis J. O'Brien
                                              Secretary, Treasurer and
                                              Chief Financial Officer